UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

September 6, 2018

NEXTGEN HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)

             001-12537

(Commission File Number)

18111 Von Karman Avenue, Suite 800

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

          Quality Systems, Inc.

(Former Name or Former Address, if Changed Since Last Report)

95-2888568 (IRS Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into a Material Definitive Agreement.

Name Change Effectuated by Agreement and Plan of Merger

On September 6, 2018, Quality Systems, Inc. (the “Company”) entered into an Agreement and Plan of Merger whereby the Company’s wholly-owned subsidiary, NextGen Healthcare, Inc., a California corporation, merged with and into the Company and ceased its independent corporate existence (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, the Company changed its corporate name from “Quality Systems, Inc.” to “NextGen Healthcare, Inc.” in accordance with Section 1110(d) of the California Corporations Code.  The Merger Agreement also amended the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to reflect the change to the Company’s name, as more fully described in Item 5.03 of this Current Report on Form 8-K.

The merger and resulting name change do not affect the rights of the Company’s security holders. The Company’s new Committee on Uniform Securities Identification Procedures (“CUSIP”) Number is 65343C 102.  On September 10, 2018, the Company’s securities listed on The NASDAQ Global Select Market will cease trading under the symbol “QSII” and will begin trading under the new symbol “NXGN”.  Following the name change, the Company’s transfer agent will contact the Company’s shareholders regarding the tender and exchange of share certificates reflecting the old Company name.

The description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2018, the Company amended Article First of its Restated Articles of Incorporation, as amended, and the Title of its Amended and Restated Bylaws solely to change the corporate name from “Quality Systems, Inc.” to “NextGen Healthcare, Inc.” pursuant to the Merger Agreement and a Certificate of Ownership filed with the Secretary of State of the State of California.  The name change and amendments were completed pursuant to Section 1110(d) of the California Corporations Code through a merger of the Company’s wholly-owned subsidiary, NextGen Healthcare, Inc., with and into the Company.  A copy of the Company’s Certificate of Ownership, as filed with the Secretary of State of the State of California, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 7, 2018, the Company issued a press release announcing its name change.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated September 6, 2018

3.1	Certificate of Ownership filed with the Secretary of State of California on September 6, 2018

3.2	Amended and Restated Bylaws of NextGen Healthcare, Inc.

99.1	Press Release of NextGen Healthcare, Inc., dated September 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018	NEXTGEN HEALTHCARE, INC.

	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

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